SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C.  20549

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                               FORM 8-K

                           CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 9, 2006

                          EACO CORPORATION
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    (Exact name of registrant as specified in its charter)

     FLORIDA                  0-14311            59-2597349
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(State or other          (Commission        (I.R.S. Employer
jurisdiction             File Number)       Identification No.)
of incorporation)

1500 N. Lakeview Avenue                     92807
Anaheim, CA
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(Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:
(714) 876-2490
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  (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    CURRENT REPORT ON FORM 8-K

                         EACO CORPORATION

                            May 9, 2006

ITEM 2.02. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL
CONDITION

     On May 9, 2006, EACO Corporation (the "Company") issued a press release regarding its revenues and operating results for the first quarter of fiscal 2006. A copy of the press release is furnished as Exhibit 99.1.

     The information in this report (including the exhibit) shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

     99.1 Press Release dated May 9, 2006.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   EACO CORPORATION


Date:  May 10, 2006                By: /S/ Glen Ceiley
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                                      Glen Ceiley
                                      Chief Executive Officer